                          ARTICLES OF INCORPORATION

                                      OF

                          PARAGON PRECISION PRODUCTS

KNOW ALL MEN BY THESE PRESENTS:

                  That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and we do hereby certify:

                  FIRST: That the name of the corporation shall be PARAGON PRECISION PRODUCTS.

                  SECOND: The purposes for which this corporation is formed are:

                  (a) The specific business in which the corporation is primarily to engage is: The business of machining of precision mechanical metal parts.

                  (b) To engage in any one or more business or transactions which the Board of Directors of this corporation may from time to time authorize or approve, whether related or unrelated to the business described in (a) above or to any other business then or theretofore done by this corporation.

                  (c) To act as principal, agent, joint venturer, partner, or in any other capacity which may be authorized or approved by the Board of Directors of this corporation.

                  (d) To engage, generally, in the business of financing any lawful enterprise in any lawful way.

                  (e) To exercise any and all rights and powers which a corporation may now or hereafter exercise.

                  The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers in each clause shall, except where otherwise expressed, be

                                      1


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in nowise limited or restricted by reference to or inference from the terms and provisions of any other clause, but shall be regarded as independent purposes and powers.



                  THIRD:   The principal office for transaction of
business of this corporation is located in the County of Los

Angeles, State of California.

                  FOURTH: This corporation is authorized to issue only one class of shares of stock; the total number of shares shall be Ten Thousand (10,000); the aggregate par value of all of said shares shall be One Million Dollars ($1,000,000.00); and the par value of each of said shares shall be One Hundred Dollars ($100.00);

                  FIFTH:   The number of directors of said corporation
shall be six (6), and the names and addresses of those who are appointed to act until the first annual meeting of shareholders or until the election and qualification of their successors are:

                  NAME                                      ADDRESS

JACK D. MOST                                     1718 Ambassador Avenue
                                                 Beverly Hills, California 90210

DIANE BIALOBRODA                                 1942 Pelham Avenue
                                                 Los Angeles, California 90025

MARSHA E. SUTTON                                 314 North Almont Drive
                                                 Beverly Hills, California 90211

FLORA FISHER                                     1236 McClellan Drive
                                                 Los Angeles, California  90025

JOYCE SACKETT                                    1723 South Shenandoah Street
                                                 Los Angeles, California  90035

KENNETH C. GIBBS                                 11750 National Boulevard
                                                 Los Angeles, California  90064

                                      2


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                  SIXTH:   The number of directors of the corporation
may be fixed or altered from time to time by amendment to the By-Laws of the corporation, by a vote or written assent of the stockholders entitled to exercise a majority of the voting powers as provided by the Corporations Code of the State of California.

                  IN WITNESS WHEREOF, we, the undersigned, who are all of the directors named herein, have hereunto set our hands this 21st day of February, 1974.


/s/ Jack D. Most                                          /s/ Diane Bialobroda
     JACK D. MOST                                               DIANE BIALOBRODA

/s/ Marsha E. Sutton                                      /s/ Flora Fisher
     MARSHA E. SUTTON                                           FLORA FISHER

/s/ Joyce Sackett                                         /s/ Kenneth C. Gibbs
     JOYCE SACKETT                                              KENNETH C. GIBBS

STATE OF CALIFORNIA                         )
                                            )  ss.

COUNTY OF LOS ANGELES                       )

                  On this 21st day of February, 1974, before me, the undersigned, a Notary Public in and for the State of California, County of Los Angeles, residing therein, duly commissioned and sworn, personally appeared JACK
D. MOST, DIANE BIALOBRODA, MARSHA E. SUTTON, FLORA FISHER, JOYCE SACKETT, and KENNETH C. GIBBS, known to me to be the persons described in and who executed the foregoing Articles of Incorporation, and they duly acknowledged to me that they executed the same.

                                                  /s/ George Sykulski
                                                  GEORGE SYKULSKI, Notary Public
                                                  in and for said County and
                                                  State

                             AGREEMENT OF MERGER

                                   BETWEEN

                          PARAGON PRECISION PRODUCTS

                                     AND

                              NOVO-PARAGON, INC.

                  THIS AGREEMENT OF MERGER is entered into by and between PARAGON PRECISION PRODUCTS a California corporation ("Surviving Corporation"), and NOVO-PARAGON, INC., a California corporation ("Merging Corporation").

                  1. Merging Corporation will be merged into Surviving Corporation.

                  2. The outstanding shares of Surviving Corporation presently held by Merging Corporation will be cancelled.

                  3. The outstanding shares of Merging Corporation will be cancelled and one share of Surviving Corporation will be issued in exchange for each outstanding share of Merging Corporation.

                  4. Merging Corporation will from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

                  5. The effect of the merger and the effective date of the merger are as prescribed by law.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of October 31, 1982.

                                             PARAGON PRECISION PRODUCTS, a
                                             California corporation

                                             By:/s/ Jan A. Hiszpanski
                                                Jan A. Hiszpanski, President

                                             By:/s/ Charles Manganaro
                                                Charles Manganaro, Secretary

                                                  "Surviving Corporation"

                                             NOVO-PARAGON, INC., a
                                             California corporation

                                             By:/s/ Diethelm T. Utzinger
                                                Diethelm T. Utzinger, President

                                             By:/s/ Diethelm T. Utzinger
                                                Diethelm T. Utzinger, Secretary

                                                  "Merging Corporation"

                           CERTIFICATE OF APPROVAL

                                      OF

                             AGREEMENT OF MERGER

                  JAN A. HISZPANSKI and CHARLES MANGANARO certify that:
                  1. They are the President and the Secretary respectively, of PARAGON PRECISION PRODUCTS, a California corporation.

                  2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

                  3. The shareholder approval was by the holder of 100% of the outstanding shares of the corporation.

                  4. There is only one class of shares and the number of shares outstanding is one thousand six hundred and seven (1,607).

                                                        /s/ Jan A. Hiszpanski
                                                        JAN A. HISZPANSKI,
                                                        President

                                                       /s/ Charles Manganaro
                                                       CHARLES MANGANARO,
                                                       Secretary

                  The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.

                  Executed at Los Angeles, California, as of October 31, 1982.

                                                        /s/ Jan A. Hiszpanski
                                                        JAN A. HISZPANSKI,

                                                       /s/ Charles Manganaro
                                                       CHARLES MANGANARO,

                           CERTIFICATE OF APPROVAL

                                      OF

                             AGREEMENT OF MERGER

                  DIETHELM T. UTZINGER certifies that:

                  1. He is the President and the Secretary, respectively, of NOVO-PARAGON, INC., a California corporation.

                  2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

                  3. The shareholder approval was by the holder of 100% of the outstanding shares of the corporation.

                  4. There is only one class of shares and the number of shares outstanding is One Hundred (100).

                                                       /s/ Diethelm T. Utzinger
                                                       DIETHELM T. UTZINGER,
                                                       President

                                                       /s/ Diethelm T. Utzinger
                                                       DIETHELM T. UTZINGER,
                                                       Secretary

                  The undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true of his own knowledge.

                  Executed at Los Angeles, California, as of October 31, 1982.

                                                       /s/ Diethelm T. Utzinger
                                                       DIETHELM T. UTZINGER

                           CERTIFICATE OF AMENDMENT

                                      OF

                          ARTICLES OF INCORPORATION

                                      OF

                          PARAGON PRECISION PRODUCTS

JAN A. HISZPANSKI and CHARLES MANGANARO, certify that:

         1. They are the president and the secretary, respectively, of PARAGON PRECISION PRODUCTS, a California corporation.

         2. Article FOURTH of the Articles of Incorporation of this corporation is amended to read as follows:

                  "This corporation is authorized to issue only one class of shares of stock; the total number of shares shall be Ten Thousand (10,000); the aggregate par value of all of said shares shall be One Million Dollars ($1,000,000.00); and the par value of each of said shares shall be One Hundred Dollars ($100.00). Upon amendment of this article to read as hereinabove set forth, each outstanding share is split up and converted into Forty-Six and Seven-One Hundreds (46.07) shares."

         3. The foregoing amendment of the Articles of Incorporation has been duly approved by the board of directors.

         4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 100 shares. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required for the approval of the amendment herein set forth was more than 50 percent.


We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true of our own knowledge.

Date:  March 31, 1983

                                                   /s/ Jan A. Hiszpanski
                                                   JAN A. HISZPANSKI, President

                                                   /s/ Charles Manganaro
                                                   CHARLES MANGANARO, Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                          ARTICLES OF INCORPORATION

                                      OF

                          PARAGON PRECISION PRODUCTS

JAN A. HISZPANSKI and KEITH P. HARRISON certify that:

                  1. They, are the president and the secretary, respectively, of PARAGON PRECISION PRODUCTS, a California corporation.

                  2. Article FOURTH of the articles of incorporation of this corporation is amended to read as follows:

                  "This corporation is authorized to issue only one class of shares of stock; the total number of shares shall be Fifty Thousand (50,000); the aggregate par value of all of said shares shall be Five Million Dollars ($5,000,000.00); and the par value of each of said shares shall be One Hundred Dollars ($100.00).

                  3. The foregoing amendment of articles of incorporation has been duly approved by the Board of Directors.

                  4. The foregoing amendment of articles of incorporation has been duly approved by the required vote of shareholders in accordance with
Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 11,000. The number of shares in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

         Date:  March 3, 1987

                                                    /s/ Jan A. Hiszpanski
                                                   JAN A. HISZPANSKI, President

                                                   /s/ Keith P. Harrison
                                                   KEITH P. HARRISON, Secretary

                           CERTIFICATE OF OWNERSHIP

                  KENNETH A. PALMER and JULIUS HODGE certify that:
                  1.       They are the president and the secretary,

respectively, of PARAGON PRECISION PRODUCTS, a California corporation.

                  2.       This corporation owns all the outstanding shares of
PURE-COTE         CORPORATION, a California corporation.

                  3. The board of directors of this corporation duly adopted the following resolution:

                  RESOLVED, that this corporation merge PURE-COTE CORPORATION, its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110 of the California Corporations Code.

                  We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

DATED:  December 14, 1989                          /s/ Kenneth A. Palmer
                                                   KENNETH A. PALMER, President

                                                   /s/ Julius Hodge
                                                   JULIUS HODGE, Secretary